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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 8, 2004

                        ASSET BACKED FUNDING CORPORATION
               (Exact Name of Registrant as Specified in Charter)

             Delaware                  333-108551             75-2533468
(State or Other Jurisdiction of       (Commission         (I.R.S. Employer
          Incorporation)              File Number)       Identification No.)

214 North Tryon Street, Charlotte, North Carolina               28255
     (Address of Principal Executive Offices)                 (Zip Code)

Registrant's telephone number, including area code (704) 386-2400

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          (Former Name or Former Address, if Change Since Last Report:)

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Item 5. Other Events

     On or about March 30, 2004, the Registrant caused the issuance and sale of its Asset Backed Certificates, Series 2004-AHL1, consisting of Class A-1, Class A-2, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class P, Class CE, Class R and Class RX Certificates (collectively, the "Offered Certificates") pursuant to a Pooling and Servicing Agreement, dated as of March 1, 2004, among the Registrant, as depositor, Litton Loan Servicing LP, as servicer, and JPMorgan Chase Bank, as trustee.

          Capitalized terms used but not defined herein have the meaning assigned in the Pooling and Servicing Agreement.

Item 7. Financial Statements and Exhibits

     (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.         Description
-----------------   -----------
       1.1          Underwriting Agreement, dated as of March 26, 2004 by and
                    among Asset Backed Funding Corporation, Banc of America
                    Securities LLC, Bear, Stearns & Co. Inc. and Countrywide
                    Securities Corporation.

       4.1 Pooling and Servicing Agreement, dated as of March 1, 2004, by and among Asset Backed Funding Corporation, Litton Loan Servicing LP and JPMorgan Chase Bank. (including exhibits)

                            Signature page to follow

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                ASSET BACKED FUNDING CORPORATION


                                                By: /s/ Kirk B. Meyers
                                                    ----------------------------
                                                Name: Kirk B. Meyers
                                                Title: Vice President

Date: April 8, 2004

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                        ASSET BACKED FUNDING CORPORATION

                                  EXHIBIT INDEX

Exhibit No.            Exhibit Description           Paper (P) or Electronic (E)
-----------            -------------------           ---------------------------
    1.1       Underwriting Agreement, dated as of                 E
              March 26, 2004 by and among Asset
              Backed Funding Corporation, Banc of
              America Securities LLC, Bear,
              Stearns & Co. Inc. and Countrywide
              Securities Corporation.

    4.1       Pooling and Servicing Agreement,                    E
              dated as of March 1, 2004, by and
              among Asset Backed Funding
              Corporation, Litton Loan Servicing
              LP and JPMorgan Chase Bank.
              (including exhibits)